Northwestern Mutual Series Fund, Inc.
Supplement Dated July 1, 2026 to the
Statement of Additional Information Dated May 1, 2026
The following information supplements the Statement of Additional Information for the Northwestern Mutual Series Fund, Inc. (the “Series Fund”) dated May 1, 2026, as may be supplemented (the “SAI”). You should read this Supplement together with the SAI.
Sub-Advisory Fee Update – Equity Income Portfolio
At a meeting held on June 4, 2026, the Board of Directors of the Series Fund approved changes to the sub-advisory fees relating to the Equity Income Portfolio, effective August 1, 2026 (the “Effective Date”). Accordingly, as of the Effective Date, the sub-section of the SAI titled “The Sub-Advisers,” under “INVESTMENT ADVISORY AND OTHER SERVICES” relating to the sub-advisory fees for T. Rowe Price Associates, Inc. (“TRPA”) with respect to the Equity Income Portfolio is replaced with the following:
“For the services provided for the Equity Income Portfolio, Mason Street Advisors pays TRPA a fee at the annual rate of 0.475% on the first $50 million of the Portfolio’s average net assets and 0.425% on the Portfolio’s next $50 million. The sub-advisory fee is reset to 0.375% of the Portfolio’s average net assets at $100 million, reset to 0.325% at $200 million, reset to 0.28% at $500 million, reset to 0.275% at $1 billion, and reset to 0.25% at $1.5 billion. TRPA will provide Mason Street Advisors with a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule once assets exceed certain amounts.”
Please retain this Supplement for future reference.